                                                                   EXHIBIT 10.36

                                                                  EXECUTION COPY




                              MASTER RECEIVABLES
                              PURCHASE AGREEMENT



                                     among



                     AMERICREDIT MTN RECEIVABLES TRUST II,
                                 as Purchaser,

                     AMERICREDIT FINANCIAL SERVICES, INC.,
                          individually and as Seller,

                           AMERICREDIT MTN CORP. II,
                                  as Seller,

                                      and

                           THE CHASE MANHATTAN BANK,
                              as Collateral Agent



                                  dated as of

                                 June 12, 2001

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I. DEFINITIONS.......................................................................................    1

   SECTION 1.1        General................................................................................    1
   SECTION 1.2        Specific Terms.........................................................................    1
   SECTION 1.3        Usage of Terms.........................................................................    2
   SECTION 1.4        No Recourse............................................................................    2

ARTICLE II. CONVEYANCE OF THE RECEIVABLES  AND THE OTHER CONVEYED PROPERTY...................................    3

   SECTION 2.1        Conveyance of the Receivables and the Other Conveyed Property..........................    3

ARTICLE III. REPRESENTATIONS AND WARRANTIES..................................................................    4

   SECTION 3.1        Representations and Warranties of AFS..................................................    4
   SECTION 3.2        [Reserved].............................................................................    5
   SECTION 3.3        Representations and Warranties of AMTN.................................................    5

ARTICLE IV. COVENANTS OF SELLERS.............................................................................    8

   SECTION 4.1        Liens in Force.........................................................................    8
   SECTION 4.2        No Impairment..........................................................................    8
   SECTION 4.3        No Amendments..........................................................................    8
   SECTION 4.4        Restrictions on Liens..................................................................    8
   SECTION 4.5        Preservation of Collateral.............................................................    8
   SECTION 4.6        Transfers Treated as Sales.............................................................    8

ARTICLE V. REPURCHASES.......................................................................................    9

   SECTION 5.1        Repurchase of Receivables Upon Breach of Warranty......................................    9
   SECTION 5.2        Reassignment of Purchased Receivables..................................................    9
   SECTION 5.3        Waivers................................................................................   10

ARTICLE VI. CONDITIONS PRECEDENT.............................................................................   10

   SECTION 6.1        Conditions Precedent to each Receivables Sale..........................................   10

ARTICLE VII. MISCELLANEOUS...................................................................................   11

   SECTION 7.1        Liability of Sellers...................................................................   11
   SECTION 7.2        Merger or Consolidation of Sellers.....................................................   11
   SECTION 7.3        Limitation on Liability of Sellers and Others..........................................   11
   SECTION 7.4        Amendment..............................................................................   12
   SECTION 7.5        Notices................................................................................   12
   SECTION 7.6        Merger and Integration.................................................................   12
   SECTION 7.7        Severability of Provisions.............................................................   12
   SECTION 7.8        Intention of the Parties...............................................................   12
   SECTION 7.9        Governing Law..........................................................................   12
   SECTION 7.10       Counterparts...........................................................................   12
   SECTION 7.11       Conveyance of the Receivables and the Other Conveyed Property to the Collateral Agent..   12

   SECTION 7.12       Nonpetition Covenant.................................................................   13
   SECTION 7.13       Limitation of Liability of Trustee...................................................   13
   SECTION 7.14       Additional Transfers.................................................................   13
   SECTION 7.15       Binding Effect.......................................................................   13

EXHIBITS

Exhibit A -- Form of Supplement

Addendum A -- Form of Sale Agreement

                     MASTER RECEIVABLES PURCHASE AGREEMENT
                     -------------------------------------

          THIS MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 2001, executed among AmeriCredit MTN Receivables Trust II, a Delaware business trust, as purchaser ("Purchaser"), The Chase Manhattan Bank, as collateral agent (the
               ---------
"Collateral Agent"), AmeriCredit MTN Corp. II, a Delaware corporation, as seller
 ----------------
("AMTN") and AmeriCredit Financial Services, Inc., a Delaware corporation, as
  ----
seller ("AFS" and together with AMTN, the "Sellers").
         ---                               -------

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Purchaser has agreed to purchase from time to time from the Sellers, and the Sellers, pursuant to this Agreement, have agreed to transfer from time to time to the Purchaser the Receivables and Other Conveyed Property.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

          SECTION 1.1    General. The specific terms defined in this Article
                         -------
include the plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Security Agreement (as defined herein) or the Servicing and Custodian Agreement (as defined herein).

          SECTION 1.2    Specific Terms. Whenever used in this Agreement, the
                         --------------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "Agreement" shall mean this Master Receivables Purchase Agreement and
           ---------
all amendments hereof and supplements hereto.

          "Collateral Agent" means The Chase Manhattan Bank, as collateral agent
           ----------------
and any successor collateral agent appointed and acting pursuant to the Security Agreement.

          "Other Conveyed Property" means all property conveyed by the Sellers
           -----------------------
to the Purchaser pursuant to this Agreement and the Supplement other than the Receivables.

          "Purchase Amount" means, with respect to a Receivables the Outstanding
           ---------------
Balance of such Receivable and all accrued and unpaid interest on such Receivables, after giving effect to the receipt of any funds collected (from whatever source on such Receivable).

          "Receivables" means the Receivables (as defined in the Security
           -----------
Agreement) listed on the Schedules of Receivables attached to each Supplement.

          "Receivables Transfer Date" means the date specified in the related
           -------------------------
Supplement as the date of contribution and/or sale of Receivables by the Sellers named therein to the Purchaser.

          "Relevant Cutoff Date" means the date specified in the related
           --------------------
Supplement, provided, however that such date shall be on or before the related Receivables Transfer Date.

          "Repurchase Event" means the occurrence of a breach of any of Seller's
           ----------------
representations and warranties hereunder or under the Servicing and Custodian Agreement, or the breach of any Seller's covenants set forth in Article IV.

          "Sale Agreement" means each "Sale Agreement" in substantially the form
           --------------
attached as Addendum A hereto which is hereafter executed by AFS and AMTN.

          "Schedules of Receivables" means the lists of Receivables sold and
           ------------------------
transferred pursuant to this Agreement and the Schedules which are attached to the Supplements as Schedules A and B thereto.

          "Security Agreement" means the Security Agreement, dated as of the
           ------------------
date hereof, by and among the Purchaser (as Debtor), AFS (in its individual capacity and as Servicer), AMTN and the Collateral Agent.

          "Servicing and Custodian Agreement" means the Servicing and Custodian
           ---------------------------------
Agreement, dated as of the date hereof, by and among AFS (as Servicer and as Custodian), the Trust and the Collateral Agent.

          "Supplement" means each agreement by and among the Sellers and the
           ----------
Purchaser pursuant to which the Purchaser will acquire Receivables, substantially in the form of Exhibit A hereto.

          SECTION 1.3    Usage of Terms. With respect to all terms used in this
                         --------------
Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, the Servicing and Custodian Agreement, the Security Agreement or the Note Purchase Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

          SECTION 1.4    No Recourse. Without limiting the obligations of
                         -----------
Sellers hereunder and except to the extent otherwise provided in the Transaction Documents, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Sellers, or of any predecessor or successor of Sellers.

                                  ARTICLE II.

                         CONVEYANCE OF THE RECEIVABLES
                        AND THE OTHER CONVEYED PROPERTY

            SECTION 2.1    Conveyance of the Receivables and the Other Conveyed
                           ----------------------------------------------------
Property. By execution of this Agreement and subject to the terms and conditions
--------
of this Agreement and simultaneously with the execution and delivery of the related Supplement, the relevant Sellers shall sell and/or contribute, transfer and assign to the Purchaser (collectively, the "Conveyance") without recourse (but without limitation of its obligations in this Agreement and the other Transaction Documents), and the Purchaser shall purchase or acquire as a contribution, all right, title and interest of such Sellers in and to:

     (i) each and every Receivable listed on Schedule A and B to the related Supplement and all Collections thereon or in respect thereof on or after the Relevant Cutoff Date;

     (ii)   the Related Security with respect to each Receivable;

     (iii) all Proceeds and the rights to receive Proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors;

     (iv)   all rights under any service contracts on the related Financed
            Vehicles;

     (v) all rights of the Sellers against Dealers pursuant to Dealer Agreements or Dealer Assignments;

     (vi) all rights of Seller against Third Party Lenders pursuant to Third Party Loan Purchase Agreements and/or Third Party Assignments.

     (vii)  the related Records; and

     (viii) all Proceeds of any or all of the foregoing.


                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES

            SECTION 3.1  Representations and Warranties of AFS. AFS makes the
                         -------------------------------------
following representations and warranties as of the date hereof and as of each Receivables Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery by AFS of any Supplement, but shall survive the sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Supplement, and the grant of the security interest therein and the continuing lien therein by Purchaser to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement. AFS and Purchaser agree that Purchaser will assign to Collateral Agent all Purchaser's rights under this Agreement and that the Collateral Agent will thereafter be entitled to enforce this Agreement against AFS in the Collateral Agent's own name on behalf of the Secured Parties.

          (a)  Eligible Receivables. Upon each Receivables Transfer Date, the
               --------------------
     Purchaser (i) will acquire each Receivable and the Other Conveyed Property free and clear of any Adverse Claim and (ii) will purchase each Receivable at fair market value. Each Receivable (including all Receivables sold hereunder by AFS or AMTN) as of the date hereof and the Receivables Transfer Date is an Eligible Receivable.

          (b)  Organization and Good Standing. AFS has been duly organized and
               ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (c)  Due Qualification. AFS is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (d)  Power and Authority. AFS has the power and authority to execute
               -------------------
     and deliver this Agreement and its Transaction Documents and to carry out its terms and their terms, respectively; AFS has full power and authority to sell and/or contribute, transfer and assign the Receivables and the Other Conveyed Property to be sold and/or contributed, transferred and assigned to and deposited with Purchaser hereunder and has duly authorized such sale or contribution, transfer and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and AFS's Transaction Documents have been duly authorized by AFS by all necessary corporate action.

          (e)  Valid Sale; Binding Obligations. This Agreement and AFS's
               -------------------------------
     Transaction Documents have been duly executed and delivered, shall effect a valid sale or contribution, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against AFS and creditors of and purchasers from AFS; and this Agreement and AFS's Transaction Documents constitute legal, valid and binding obligations of AFS enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f)  No Violation. The consummation of the transactions contemplated
               ------------
     by this Agreement and the Transaction Documents, and the fulfillment of the terms of this Agreement and the Transaction Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of AFS, or any indenture, agreement, mortgage, deed of trust or other instrument to which AFS is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Security Agreement and the Note Purchase Agreement, or violate any law, order, rule or regulation applicable to AFS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AFS or any of its properties and do not require any action by or require the consent or approval of or the filing of any notice with any Official Body or any other Person.

          (g)  No Proceedings. There are no proceedings or investigations
               --------------
     pending or, to AFS's knowledge, threatened against AFS, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AFS or its properties (i) asserting the invalidity of this Agreement or any of the Transaction Documents, (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AFS of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Security Agreement.

          (h)  Chief Executive Office. The chief executive office of AFS is
               ----------------------
     located at 801 Cherry Street, Fort Worth, Texas 76102.

          (i)  No Adverse Selection. No selection procedures adverse to the
               --------------------
     parties hereto or to the Secured Parties have been utilized in selecting the Receivables from all other similar Receivables owned by AFS and its Affiliates.

          (j)  Solvency. AFS shall not be insolvent on any Receivables Transfer
               --------
     Date and no Conveyance will cause AFS to become insolvent.

          SECTION 3.2    [Reserved].
                         ----------

          SECTION 3.3    Representations and Warranties of AMTN. AMTN makes the
                         --------------------------------------
following representations and warranties as of the date hereof and as of each Receivables Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery by AMTN of any Supplement, but shall survive the sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Supplement, and the sale and/or contribution, transfer and assignment thereof by Purchaser to the Collateral Agent under the Security Agreement. AMTN and Purchaser agree that Purchaser will assign to Collateral Agent all Purchaser's rights under this Agreement and that the Collateral Agent will thereafter be entitled to enforce this Agreement against AMTN in the Collateral Agent's own name on behalf of the Secured Parties.

          (a)  Eligible Receivables. Upon each Receivables Transfer Date, the
               --------------------
     Purchaser (i) will acquire each Receivable and the Other Conveyed Property free and clear of any Adverse Claim and (ii) will purchase each Receivable at fair market value. Each Receivable (including all Receivables sold hereunder by AFS or AMTN) as of the date hereof and the Receivables Transfer Date is an Eligible Receivable.

          (b)  Organization and Good Standing. AMTN has been duly organized and
               ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (c)  Power and Authority. AMTN has the power and authority to execute
               -------------------
     and deliver this Agreement and its Transaction Documents and to carry out its terms and their terms, respectively; AMTN has full power and authority to sell and/or contribute, transfer and assign the Receivables and the Other Conveyed Property to be sold and/or contributed, transferred and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and/or contribution, transfer and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and AMTN's Transaction Documents have been duly authorized by AMTN by all necessary corporate action.

          (d)  Due Qualification. AMTN is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification

          (e)  Valid Sale; Binding Obligations. This Agreement and AMTN's
               -------------------------------
     Transaction Documents have been duly executed and delivered, shall effect a valid sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against AMTN and creditors of and purchasers from AMTN; and this Agreement and AMTN's Transaction Documents constitute legal, valid and binding obligations of AMTN enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f)  No Violation. The consummation of the transactions contemplated
               ------------
     by this Agreement and the Transaction Documents and the fulfillment of the terms of this Agreement and the Transaction Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of AMTN, or any indenture, agreement, mortgage, deed of trust or other instrument to which AMTN is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Security Agreement and the Note Purchase Agreement, or violate any law, order, rule or regulation applicable to AMTN of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AMTN or any of its properties and do not require any action by or require the consent or approval of or the filing of any notice with any Official Body or any other Person.

          (g)  No Proceedings. There are no proceedings or investigations
               --------------
     pending or, to AMTN's knowledge, threatened against AMTN, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AMTN or its properties (i) asserting the invalidity of this Agreement or any of the Transaction Documents, (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AMTN of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Security Agreement.

          (h)  Chief Executive Office. The chief executive office of AMTN is
               ----------------------
     located at 801 Cherry Street, Fort Worth, Texas 76102.

          (i)  No Adverse Selection. No selection procedures adverse to the
               --------------------
     parties hereto or to the Secured Parties have been utilized in selecting the Receivables from all other similar Receivables owned by AMTN and its Affiliates.

          (j)  Solvency. AMTN shall not be insolvent on any Receivables Transfer
               --------
     Date and no Conveyance will cause AMTN to become insolvent.

                                  ARTICLE IV.

                             COVENANTS OF SELLERS

          SECTION 4.1    Liens in Force. The Financed Vehicle securing each
                         --------------
Receivable shall not be released by the related Seller in whole or in part from the security interest granted under the related Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein or the Transaction Documents and the related Seller shall not take or permit any action inconsistent with the foregoing.

          SECTION 4.2    No Impairment. The related Seller shall do nothing to
                         -------------
impair the rights of the Purchaser or the Secured Parties in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or any other property or interest comprising the Other Conveyed Property.

          SECTION 4.3    No Amendments. The Sellers shall not take or permit any
                         -------------
action to extend or otherwise amend the terms of any Receivable, except in accordance with the Transaction Documents.

          SECTION 4.4    Restrictions on Liens. The Sellers shall not: (i)
                         ---------------------
create or incur or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables or of any Other Conveyed Property except for the Lien in favor of the Purchaser and the Collateral Agent on behalf of the Secured Parties as assignee thereof, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code (the "UCC") of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or to any Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the Lien of the Purchaser and the Collateral Agent as assignee thereof. The Sellers will take no action to cause any Receivable to be evidenced by an instrument (as such term is defined in the relevant UCC).

          SECTION 4.5    Preservation of Collateral. The Sellers will do,
                         --------------------------
execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Purchaser or the Collateral Agent or the
Note Insurer, to effect the Conveyance, to perfect the security interest granted in the Receivables and the Other Conveyed Property to the Collateral Agent on behalf of the Secured Parties, to ensure that such Conveyance and security interest ranks prior to all other Liens and to preserve the priority of such Conveyance and security interest and the validity and enforceability thereof.

          SECTION 4.6    Transfers Treated as Sales. Each Seller agrees to treat
                         --------------------------
each transfer for all purposes other than federal income tax purposes (but including, without limitation, financial accounting purposes) as a sale on all relevant books, records, financial statements and other applicable documents; for federal income tax purposes, the parties hereto intend the contribution of Receivables by the Sellers to the Purchaser to be characterized as a contribution of property to a partnership in exchange for an interest in the partnership in which no gain or loss shall be recognized pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended. In the event that, notwithstanding the intent of each Seller, the transfer and assignment contemplated hereby is not held to be a sale, each Seller hereby grants to the Purchaser a security interest in the Receivables and Other Conveyed Property described in each Supplement.

                                  ARTICLE V.

                                  REPURCHASES

          SECTION 5.1    Repurchase of Receivables Upon Breach of Warranty. Upon
                         -------------------------------------------------
the occurrence of a Repurchase Event, AFS shall (unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects by the last day of the second Settlement Period after such breach), repurchase the Receivable relating thereto (whether or not it was the Seller thereof) from the Purchaser and, simultaneously with the repurchase of the Receivable, AFS shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 2.7(b) of the Security Agreement. It is understood and agreed that the obligation of AFS to repurchase any Receivable, as to which a breach has occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against AFS or AMTN for such breach available to Purchaser, the Note Insurer or the Collateral Agent on behalf of the Secured Parties except as otherwise specified in the Insurance Agreement. The provisions of this Section 5.1 are intended to grant the Collateral Agent and the Note Insurer a direct right against AFS to demand performance hereunder, and in connection therewith, AFS waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 2.7 of the Servicing and Custodian Agreement. Notwithstanding any other provision of this Agreement or the Servicing and Custodian Agreement to the contrary, the obligation of AFS under this Section shall not terminate upon a termination of AFS as Servicer under the Servicing and Custodian Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Servicing and Custodian Agreement.

          SECTION 5.2    Reassignment of Purchased Receivables. Upon deposit in
                         -------------------------------------
the Collection Account of the Purchase Amount of any Receivable repurchased by AFS under Section 5.1 hereof or Section 2.7 of the Servicing and Custodian Agreement, Purchaser (at AFS's expense) shall take such steps as may be reasonably requested by AFS in order to assign to AFS all of Purchaser's and the Collateral Agent's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Collateral Agent directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Collateral Agent. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that AFS may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Collateral Agent shall, at the expense of AFS, take such steps as AFS deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or in the Collateral Agent's name.

          SECTION 5.3    Waivers. No failure or delay on the part of Purchaser,
                         -------
or the Collateral Agent on behalf of the Secured Parties as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.

                             CONDITIONS PRECEDENT

          SECTION 6.1    Conditions Precedent to each Receivables Sale. Each
                         ---------------------------------------------
sale and/or contribution of Receivables shall be subject to the conditions precedent that:

          (a) each relevant Seller and the Purchaser shall have executed and delivered to the Collateral Agent and the Note Insurer a duly executed Supplement substantially in the form attached hereto as Exhibit A which shall include Schedules listing the Receivables to be sold and/or contributed on such Receivables Transfer Date and the Seller shall have delivered the Receivable Files to the Custodian and any other documents as the Purchaser may request;

          (b) the all conditions to a Receivables Delivery under the Security Agreement shall have been fulfilled;

          (c) the Sellers shall, to the extent required by the Security Agreement, have deposited in the Collection Account all Collections received after the Relevant Cutoff Date with respect to the Receivables to be sold on such Receivables Transfer Date;

          (d) the Sellers shall take any action (including, but not limited to, the filing of appropriate UCC-1 financing statements and/or UCC-3 releases, as applicable) required to (i) perfect the ownership interest of the Purchaser in the Receivables and the Other Conveyed Property and (ii) provide the Collateral Agent on behalf of the Secured Parties with a first priority perfected security interest in the Receivables and the Other Conveyed Property and shall promptly provide to each of the Purchaser and the Collateral Agent and the Note Insurer a copy of a stamped acknowledgement copy of such UCC-1 or UCC-3 (if any are necessary or required);

          (e) such sale or contribution shall be reflected on the books and records of the Trust; and

          (f) to the extent that, after giving effect to the sale and/or contribution of Receivables made on such date there would be one or more states of the United States in which Financed Vehicles securing more than 10% of the Net Receivables Balance were titled and as to which states an opinion of counsel, in form and substance acceptable to the Note Insurer, had not previously been given in connection with this facility as to the perfection, priority and enforceability of the Collateral Agent's security interest for each such state, AFS shall cause, within 30 days, to be delivered to the Purchaser, the Rating Agencies, the Collateral Agent and the Note Insurer such an opinion of counsel.

                                 ARTICLE VII.

                                 MISCELLANEOUS

          SECTION 7.1    Liability of Sellers. Sellers shall be liable in
                         --------------------
accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Sellers and the representations and warranties of Sellers.

          SECTION 7.2    Merger or Consolidation of Sellers. Any corporation or
                         ----------------------------------
other entity (i) into which a Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which a Seller is a party or (iii) succeeding to the business of Seller shall execute an agreement of assumption to perform every obligation of such Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to such Seller hereunder (without relieving such Seller of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement; provided, however, that, with respect to AMTN, any such merger or consolidation
--------  -------
is subject in all respects to the restrictions set forth in its articles of incorporation.

          SECTION 7.3    Limitation on Liability of Sellers and Others. Each
                         ---------------------------------------------
Seller and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. No Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Transaction Documents.

          SECTION 7.4    Amendment.
                         ---------

          (a) This Agreement may be amended by Sellers and Purchaser (with the consent of the Note Insurer) without the consent of the Collateral Agent
     (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not adversely affect
                --------  -------
     the interests of any Secured Party.

          (b) This Agreement may also be amended from time to time by Sellers and Purchaser with the consent of the Collateral Agent and of the Note Insurer, in accordance with the Security Agreement.

          SECTION 7.5    Notices. All demands, notices and communications to
                         -------
Sellers or Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Sellers, to AmeriCredit Financial Services, Inc., 801 Cherry Street, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (b) in the case of Purchaser, to AmeriCredit MTN

Receivables Trust II, c/o Bankers Trust (Delaware), E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19085, Attention: Corporate Trust Administration, or (c) in the case of the Collateral Agent, The Chase Manhattan Bank, 450 W. 22nd Street, New York, NY 10001, Attention: AmeriCredit MTN Receivables Trust II, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Collateral Agent, as applicable.

          SECTION 7.6    Merger and Integration. Except as specifically stated
                         ----------------------
otherwise herein, this Agreement and Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 7.7    Severability of Provisions. If any one or more of the
                         --------------------------
covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          SECTION 7.8    Intention of the Parties. The execution and delivery of
                         ------------------------
this Agreement shall constitute an acknowledgment by Sellers and Purchaser that they intend that the assignments and transfers herein contemplated constitute a sale and/or contribution, transfer and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Sellers to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Sellers' estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Sellers. In the event that such conveyance is determined to be made as security for a loan made by Purchaser or the Secured Parties to Sellers, the parties intend that Sellers shall have granted to Purchaser a security interest in all of Sellers' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

          SECTION 7.9    Governing Law. This Agreement shall be construed in
                         -------------
accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

          SECTION 7.10   Counterparts. For the purpose of facilitating the
                         ------------
execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          SECTION 7.11   Conveyance of the Receivables and the Other Conveyed
                         ----------------------------------------------------
Property to the Collateral Agent. Sellers acknowledge that Purchaser intends,
--------------------------------
pursuant to the Security Agreement, to pledge the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Collateral Agent on the Receivables Transfer Dates. Sellers acknowledge and consent to such conveyance and pledge and waive any further notice thereof and covenant and agree that the representations and warranties of Sellers contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Note Insurer, the Collateral Agent and the Secured Parties. In furtherance of the foregoing, Sellers covenant and agree to perform their duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Collateral Agent and the Secured Parties and that, notwithstanding anything to the contrary in this Agreement, Sellers shall be directly liable to the Collateral Agent and the Secured Parties and that the Note Insurer may enforce, and the Collateral Agent shall enforce, at the direction of the Note Insurer, the duties and obligations of Sellers under this Agreement against Sellers for the benefit of the Secured Parties and the Collateral Agent.

          SECTION 7.12   Nonpetition Covenant. Neither Purchaser nor Sellers
                         --------------------
shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser, AMTN or the Debtor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser, AMTN or the Debtor (as defined in the Note Purchase Agreement) or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser, AMTN or the Debtor. This Section 7.12 shall be continuing and shall survive any termination of this Agreement.

          SECTION 7.13   Limitation of Liability of Trustee. It is expressly
                         ----------------------------------
understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Purchaser, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Agreement or any other Transaction Documents.

          SECTION 7.14   Additional Transfers. It is contemplated that from time
                         --------------------
to time on and/or after the date hereof that AFS will transfer (by sale or contribution) to AMTN, pursuant to the provisions of a Sale Agreement (substantially in the form of Addendum A to Exhibit A attached hereto), as of the Relevant Cutoff Date set forth therein, certain Receivables, as described on the Schedule A attached to such Sale Agreement. Furthermore, it is anticipated that such Receivables so transferred to AMTN pursuant to a Sale Agreement will be retransferred by AMTN to the Purchaser pursuant to the terms of this Agreement.

          SECTION 7.15   Binding Effect. This Agreement shall be binding upon
                         --------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, each of the Secured Parties shall be an express third party beneficiary hereof entitled to enforce the terms hereof as if it were a party hereto. Concurrently with the appointment of a successor Collateral Agent under the Security Agreement, the parties hereto shall amend this Agreement to make said Collateral Agent, the successor to the Collateral Agent hereunder.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           AMERICREDIT MTN RECEIVABLES
                                             TRUST II,
                                             as Purchaser


                                           By:  BANKERS TRUST (DELAWARE), not in
                                                its individual capacity but
                                                solely as Trustee on behalf of
                                                the Trust


                                           By___________________________________
                                              Name:
                                              Title:



                                           AMERICREDIT FINANCIAL SERVICES,
                                             INC., as Seller


                                           By___________________________________
                                              Name:
                                              Title:



                                           AMERICREDIT MTN CORP. II,
                                             as Seller


                                           By___________________________________
                                              Name:
                                              Title:



                                           THE CHASE MANHATTAN BANK
                                             as Collateral Agent


                                           By___________________________________
                                              Name:
                                              Title:


                                              [Receivables Purchase Agreement]

                                                                       Exhibit A
                                                                       ---------

                                  SUPPLEMENT


          ASSIGNMENT No. [____] of Receivables made this __ day of _________, 200_, among AmeriCredit MTN Corp. II, a Delaware corporation ("AMTN"),
                                                               ----
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS" and together
                                                               ---
with AMTN, the "Sellers") and AMERICREDIT MTN RECEIVABLES TRUST II, a Delaware
                -------
business trust (the "Purchaser").
                     ---------

                             W I T N E S S E T H:

          WHEREAS, pursuant to the Sale Agreement (the form of which is attached hereto as Addendum A), AFS wishes to sell/and or contribute Receivables to AMTN;

          WHEREAS, the relevant Sellers wish to sell/and or contribute Receivables to the Purchaser; and

          WHEREAS, the Purchaser is willing to purchase or acquire as a contribution such Receivables subject to the terms and conditions hereof.

          NOW, THEREFORE, the Purchaser and the Sellers hereby agree as follows:

          1.   Defined Terms. Capitalized terms used herein shall have the
               -------------
meanings ascribed to them in the Master Receivables Purchase Agreement, dated as of June 12, 2001, (the "Purchase Agreement"), unless otherwise defined herein.
                        ------------------

          "Relevant Cutoff Date" shall mean, with respect to the Receivables
           --------------------
sold and/or contributed hereby, _____________ __, 200_.

          "Receivables Transfer Date" shall mean, with respect to the
           -------------------------
Receivables assigned hereby, the date hereof.

          2.   Schedule of Receivables. Annexed hereto are Schedule A and
               -----------------------
Schedule B from AFS and AMTN, respectively, listing the Receivables sold and/or contributed by it pursuant to this Supplement on the Receivables Transfer Date. The term "Receivables" as used in this Supplement means and includes each and every chattel paper and other form of receivable relating to the sale or financing provided for new or used motor vehicles transferred by Sellers to Purchaser pursuant to this Supplement and identified on the Schedule A and Schedule B provided by AFS and AMTN, respectively, attached thereto, together with all payment obligations thereunder and all proceeds thereof, including all items listed in 2.1 to the Purchase Agreement. It is intended that Sellers will transfer to Purchaser hereafter from time to time additional Receivables, whether now existing or hereafter arising and wherever located.

          3.   Sale and/or Contribution of Receivables. (a) Each Seller, does
               ---------------------------------------
hereby sell and/or contribute, transfer, assign, set over and otherwise convey to the Purchaser (the "Assignment"), without recourse (except as expressly
                       ----------
provided in the Purchase Agreement), all right, title and interest of such Seller in and to:

               (i) each and every Receivable listed on the Schedule A and B to this Supplement and all Collections thereon or in respect thereof on or after the Relevant Cutoff Date;

               (ii)   the Related Security with respect to each Receivable;

               (iii) all Proceeds and the rights to receive Proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors;

               (iv) all rights under any service contracts on the related Financed Vehicles;

               (v) all rights of the Sellers against Dealers pursuant to Dealer Agreements or Dealer Assignments;

               (vi) all rights of the Sellers against Third Party Lenders pursuant to Third Party Loan Purchase Agreements and/or Third Party Assignments.

               (vii)  the related Records; and

               (viii) all Proceeds of any or all of the foregoing.

               (b) The Assignment is in consideration of the Purchaser's delivery to or upon the order of Sellers as set forth below:

               (i)    $___________ to AFS; and

               (ii)   $___________ to AMTN.

          4.   Representations and Warranties of the Sellers.
               ---------------------------------------------

               (a)  Representations and Warranties of AFS. AFS hereby represents
                    -------------------------------------
          and warrant to the Purchaser as of the Receivables Transfer Date that:

                         (i)  Purchase Agreement. The representations and
                              ------------------
               warranties set forth in the Purchase Agreement are true and correct and with respect to any representation which relates to Receivables or Other Conveyed Property with respect to the related Receivables and Other Conveyed Property sold and/or contributed pursuant to Section 3 hereof are true and correct.

                         (ii) Principal Balance. As of the Relevant Cutoff Date,
                              -----------------
               the aggregate Outstanding Balance of the Receivables listed on the Schedule of Receivables provided by AFS (annexed hereto as Schedule A)

                                     E-A-2
               and sold to the Purchaser pursuant to this Supplement is $__________________.

               (b)   Representations and Warranties of AMTN. AMTN hereby
                     --------------------------------------
          represents and warrant to the Purchaser as of the Receivables Transfer Date that:

                         (i)  Purchase Agreement. The representations and
                              ------------------
               warranties set forth in the Purchase Agreement are true and correct and with respect to any representation which relates to Receivables or Other Conveyed Property with respect to the related Receivables and Other Conveyed Property sold and/or contributed pursuant to Section 3 hereof are true and correct.

                         (ii) Principal Balance. As of the Relevant Cutoff Date,
                              -----------------
               the aggregate Outstanding Balance of the Receivables listed on the Schedule of Receivables provided by AMTN (annexed hereto as Schedule B) and sold to the Purchaser pursuant to this Supplement is $__________________.

          5.   Conditions Precedent. The obligation of the Purchaser to acquire
               --------------------
the Receivables hereunder is subject to the satisfaction, on or prior to the Receivables Transfer Date, of the following conditions precedent:

               (a)  Representations and Warranties. Each of the representations
                    ------------------------------
          and warranties made by the Sellers in Section 4 of this Supplement and by AFS in Section 3.1 and AMTN in Section 3.3 of the Purchase Agreement shall be true and correct with respect to the property sold and/or contributed pursuant to Section 3 hereof as of the Receivables Transfer Date.

               (b)  Delivery of Receivable Files. The Seller shall have
                    ----------------------------
          delivered the Receivable Files to the Custodian and any other documents as the Purchaser may request;

               (c)  Purchase Agreement Conditions. Each of the conditions set
                    -----------------------------
          forth in Section 6.1 of the Purchase Agreement shall have been satisfied with respect to the property sold pursuant to Section 3 hereof.

               (d)  Additional Information. The Sellers shall have delivered to
                    ----------------------
          the Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to the satisfaction of the conditions set forth in this Section 5.

          6.   Ratification of Agreement. As supplemented by this Supplement,
               -------------------------
the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          7.   Counterparts. This Supplement may be executed in two or more
               ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original

                                     E-A-3
but all of which together shall constitute one and the same instrument.

          8.   Intention of the Parties. (a) The execution and delivery of this
               ------------------------
Agreement shall constitute an acknowledgment by Sellers and Purchaser that they intend that the assignments and transfers herein contemplated constitute a sale and/or contribution, transfer and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Sellers to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Sellers' estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Sellers. In the event that such conveyance is determined to be made as security for a loan made by Purchaser or the Secured Parties to Sellers, the parties intend that Sellers shall have granted to Purchaser a security interest in all of Sellers' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 3 of this Agreement and Section
2.1 of the Master Receivables Purchase Agreement, and that this Agreement shall constitute a security agreement under applicable law.

          (b) For federal income tax purposes, the parties hereto intend the contribution of Receivables by the Sellers to the Purchaser to be characterized as a contribution of property to a partnership in exchange for an interest in the partnership in which no gain or loss shall be recognized pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended.

          9.   GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     E-A-4

          IN WITNESS WHEREOF, the Purchaser and the Sellers have caused this Supplement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.



                                             AMERICREDIT MTN RECEIVABLES
                                              TRUST II,
                                              as Purchaser


                                             By:  AMERICREDIT FINANCIAL
                                                  SERVICES, INC., attorney-in-
                                                  fact


                                             By_________________________________
                                                  Name:
                                                  Title:



                                             AMERICREDIT FINANCIAL SERVICES,
                                              INC., as Seller


                                             By_________________________________
                                                  Name:
                                                  Title:



                                             AmeriCredit MTN Corp. II,
                                              as Seller


                                             By_________________________________
                                                  Name:
                                                  Title:


Acknowledged:

The Chase Manhattan Bank,
  solely in its capacity as Collateral Agent


By___________________________________________
Name
Title:

                                     E-A-5

                                                                      Addendum A
                                                                      ----------

                                SALE AGREEMENT


          ASSIGNMENT No. [____] of Receivables made this __ day of ______________, 200_, between AmeriCredit MTN Corp. II, a Delaware corporation ("AMTN") and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation
  ----
("AFS").
  ---

                             W I T N E S S E T H:

          WHEREAS, AFS wishes to sell/and or contribute Receivables to AMTN; and

          WHEREAS, AMTN is willing to purchase or acquire as a contribution such Receivables subject to the terms and conditions hereof.

          NOW, THEREFORE, AMTN and AFS hereby agree as follows:

          1.   Defined Terms. Capitalized terms used herein shall have the
               -------------
meanings ascribed to them in the Master Receivables Purchase Agreement, dated as of June 12, 2001 (the "Purchase Agreement"), unless otherwise defined herein.
                       ------------------

          "Relevant Cutoff Date" shall mean, with respect to the Receivables
           --------------------
sold and/or contributed hereby, _____________ __, 200_.

          "Receivables Transfer Date" shall mean, with respect to the
           -------------------------
Receivables assigned hereby, the date hereof.

          2.   Schedule of Receivables. Annexed hereto as Schedule 1 is a
               -----------------------
schedule from AFS listing the Receivables sold and/or contributed by it pursuant to this Agreement on the Receivables Transfer Date. The term "Receivables" as used in this Sale Agreement means and includes each and every chattel paper and other form of receivable relating to the sale or financing provided for new or used motor vehicles transferred by AFS to AMTN pursuant to this Sale Agreement and identified on the Schedule provided by AFS attached thereto, together with all payment obligations thereunder and all proceeds thereof, including all items set forth in Section 2.1 of the Purchase Agreement. It is intended that AFS will transfer to AMTN hereafter from time to time additional Receivables, whether now existing or hereafter arising and wherever located.

          3.   Sale and/or Contribution of Receivables. (a) AFS, does hereby
               ---------------------------------------
sell and/or contribute, transfer, assign, set over and otherwise convey to AMTN (the "Assignment"), without recourse (except as expressly provided in the
      ----------
Purchase Agreement), all right, title and interest of AFS in and to:

               (i) each and every Receivable listed on the Schedule attached hereto and all Collections thereon or in respect thereof on or after the Relevant Cutoff Date;

               (ii)   the Related Security with respect to each Receivable;

               (iii) all Proceeds and the rights to receive Proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors;

               (iv) all rights under any service contracts on the related Financed Vehicles;

               (v) all rights of AFS against Dealers pursuant to Dealer Agreements or Dealer Assignments;

               (vi) all rights of AFS against Third Party Lenders pursuant to Third Party Loan Purchase Agreements and/or Third Party Assignments.

               (vii)  the related Records; and

               (viii) all Proceeds of any or all of the foregoing.

               (b) The Assignment is in consideration of AMTN's delivery to or upon the order of AFS of $____________.

          4.   Representations and Warranties of AFS.
               -------------------------------------

               (a)    Representations and Warranties of AFS. AFS hereby
                      -------------------------------------
          represents and warrant to AMTN as of the Receivables Transfer Date that:

                         (i)  Purchase Agreement. The representations and
                              ------------------
               warranties set forth in the Purchase Agreement are true and correct and with respect to any representation which relates to Receivables or Other Conveyed Property with respect to the related Receivables and Other Conveyed Property sold and/or contributed pursuant to Section 3 hereof are true and correct.

                         (ii) Principal Balance. As of the Relevant Cutoff Date,
                              -----------------
               the aggregate Outstanding Balance of the Receivables listed on the Schedule provided by AFS (annexed hereto as Schedule A) and sold to AMTN pursuant to this Agreement is $____________________.

          5.   Conditions Precedent. The obligation of AMTN to acquire the
               --------------------
Receivables hereunder is subject to the satisfaction, on or prior to the Receivables Transfer Date, of the following conditions precedent:

               (a)  Representations and Warranties. Each of the representations
                    ------------------------------
          and warranties made by AFS in Section 4 of this Agreement and by AFS in Section 3.1 of the Purchase Agreement shall be true and correct with respect to the property sold and/or contributed pursuant to
          Section 3 hereof as of the

                                     A-A-2

          Receivables Transfer Date.

               (b)  Purchase Agreement Conditions. Each of the conditions set
                    -----------------------------
          forth in Section 6.1 of the Purchase Agreement shall have been satisfied with respect to the property sold pursuant to Section 3 hereof.

               (c)  Additional Information. AFS shall have delivered to AMTN
                    ----------------------
          such information as was reasonably requested by AMTN to satisfy itself as to the satisfaction of the conditions set forth in this Section 5.

          6.   Counterparts. This Agreement may be executed in two or more
               ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          7.   Intention of the Parties. (a) The execution and delivery of this
               ------------------------
Agreement shall constitute an acknowledgment by AFS and AMTN that they intend that the assignments and transfers herein contemplated constitute a sale and/or contribution, transfer and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from AFS to AMTN, and that the Receivables and the Other Conveyed Property shall not be a part of AFS' estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to AFS. In the event that such conveyance is determined to be made as security for a loan made by AMTN or the Secured Parties to AFS, the parties intend that AFS shall have granted to AMTN a security interest in all of AFS' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to
Section 3 of this Agreement and Section 2.1 of the Master Receivables Agreement, and that this Agreement shall constitute a security agreement under applicable law.

          (b) For federal income tax purposes, the parties hereto intend the contribution of Receivables by the Sellers to the Purchaser to be characterized as a contribution of property to a partnership in exchange for an interest in the partnership in which no gain or loss shall be recognized pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended.

          8.   GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                 [Remainder of page intentionally left blank.]

                                     A-A-3

          IN WITNESS WHEREOF, AMTN and AFS have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                          AMERICREDIT FINANCIAL SERVICES, INC.,
                                           as Seller


                                          By____________________________________
                                               Name:
                                               Title:



                                          AmeriCredit MTN Corp. II,
                                           as Purchaser


                                          By____________________________________
                                               Name:
                                               Title:

                                     A-A-4